Exhibit 99.1

Certification of President and Principal Financial Accounting Officer of Shadows Bend Development, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.

I, Michael Sciacchetano, the President, Director and Principal Financial Accounting Officer of Shadows Bend Development, Inc. hereby certify that to my knowledge, Shadow Bend Development's periodic report on Form 10-QSB for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Shadows Bend Development, Inc.

Date:     August 26, 2002              /s/ Michael Sciacchetano
                                            ------------------------------------
                                            Michael Sciacchetano
                                            President, Director and Principal
                                            Financial Accounting Officer of
                                            Shadows Bend Development, Inc.


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